SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 6, 2008
                                                           -------------

                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                 0-10652                 94-2751350
----------------------------      -------------        ---------------------
(State or other jurisdiction      (File Number)          (I.R.S. Employer
      of incorporation)                               identification number)


                    300 Park Marina Circle, Redding, CA 96001
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (530) 226-2900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13c-4(c)

Item 7.01:  Regulation FD Disclosure

         The registrant is filing the slide presentation that it intends to present during a panel discussion at the Sandler O'Neill West Coast Financial Services Conference on March 11, 2008, in San Francisco, California. (See Item
8.01 of this report and the Press Release included in this report as Exhibit 99.152.) The slides are included as Exhibit 99.151 to this report. The information in the slides shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01:  Other Events

         On March 6, 2008, the registrant issued a Press Release, "North Valley Bancorp to present at the Sandler O'Neill West Coast Financial Services Conference". The Conference is scheduled to take place in San Francisco, California, on March 11, 2008. Attached hereto as Exhibit 99.152 and incorporated herein by this reference is a copy of the Press Release issued on March 6, 2008.

Item 9.01:  Financial Statements and Exhibits

            (c)   Exhibits
                  --------

                  (99.151) North Valley Bancorp Slide Presentation

                  (99.152) Press Release dated March 6, 2008



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTH VALLEY BANCORP


                                       By: /s/ Kevin R. Watson
                                           -------------------------------------
                                           Kevin R. Watson
Dated:  March 6, 2008                      EVP/Chief Financial Officer